UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MSB FINANCIAL CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[MSB Financial Corp. Letterhead]

October 8, 2009

Dear Fellow Stockholders:

On behalf of the Board of Directors and management of MSB Financial Corp. (the “Company”), I cordially invite you to attend our Annual Meeting of Stockholders (the “Meeting”) to be held at the Grain House at The Olde Mill Inn, 225 Route 202 North, Basking Ridge, New Jersey 07920, on November 9, 2009, at 2:00 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

The business to be conducted at the Meeting consists of (i) the election of two directors; (ii) the ratification of the appointment of independent auditors for the year ending June 30, 2010; and (iii) the approval of an amendment to the Company’s 2008 Stock Compensation and Incentive Plan. The Company’s Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Even if you plan to attend the meeting, please sign, date and return the proxy card in the enclosed envelope immediately. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.

Sincerely, /s/ Gary T. Jolliffe Gary T. Jolliffe President and Chief Executive Officer

MSB FINANCIAL CORP.

1902 LONG HILL ROAD

MILLINGTON, NEW JERSEY 07946

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 9, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of MSB Financial Corp. (the “Company”) will be held at the Grain House at The Olde Mill Inn, 225 Route 202 North, Basking Ridge, New Jersey 07920, on November 9, 2009, at 2:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of the Company;
2.	The ratification of the appointment of ParenteBeard, LLC as the Company’s independent auditor for the year ending June 30, 2010;
3.	The approval of an amendment to the Company’s 2008 Stock Compensation and Incentive Plan; and
4.	The transaction of such other business as may properly come before the Meeting, or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting.

The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on September 23, 2009 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. You may revoke your proxy by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. If you are present at the Meeting, you may revoke your proxy and vote in person on each matter brought before the Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote in person at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Nancy E. Schmitz
Nancy E. Schmitz Corporate Secretary

Millington, New Jersey

October 8, 2009

Important Notice Regarding Internet

Availability of Proxy Materials

For the Shareholder Meeting to be

Held on November 9, 2009

The Proxy Statement and Annual Report to

Shareholders are available at

www.millingtonsb.com

PROXY STATEMENT

OF

MSB FINANCIAL CORP.

1902 LONG HILL ROAD

MILLINGTON, NEW JERSEY 07946

ANNUAL MEETING OF STOCKHOLDERS

November 9, 2009

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MSB Financial Corp. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company which will be held at the Grain House at The Olde Mill Inn, 225 Route 202 North, Basking Ridge, New Jersey 07920, on November 9, 2009, at 2:00 p.m. (the “Meeting”). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about October 8, 2009.

At the Meeting, stockholders will consider and vote upon (i) the election of two directors of the Company; (ii) the ratification of the appointment of ParenteBeard, LLC as the Company’s independent auditor for the fiscal year ending June 30, 2010; and (iii) the approval of an amendment to the Company’s 2008 Stock Compensation and Incentive Plan. At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. If any other business may properly come before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment. The Company is the parent company of Millington Savings Bank (the “Bank”). The Company is the majority-owned subsidiary of MSB Financial, MHC a federally-chartered mutual holding company.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Meeting

You are only entitled to vote at the Meeting if our records show that you held shares of our common stock, $.01 par value (the “Common Stock”), as of the close of business on September 23, 2009 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares in person at the Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 5,270,921 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of its nominees for director, “FOR” the ratification of the appointment of ParenteBeard, LLC as the Company’s independent auditors for the fiscal year ending June 30, 2010 and “FOR” approval of the amendment to the Company’s 2008 Stock Compensation and Incentive Plan.

If any matters not described in this Proxy Statement are properly presented at the Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Meeting.

You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Meeting, deliver a later-dated proxy, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. If you wish to change your voting instructions after you have returned a voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Internet Access to Proxy Materials

Copies of this Proxy Statement and the 2009 Annual Report on Form 10-K are available on the internet at www.millingtonsb.com. Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form. Stockholders of record can make this election by calling toll-free to 877-274-2040, sending an e-mail to investorinfo@millingtonsb.com, or by following the instructions at www.millingtonsb.com. If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

Participants in the Millington Savings Bank Employee Stock Ownership Plan Trust and Savings Plan

If you are a participant in the Millington Savings Bank Employee Stock Ownership Plan Trust (the “ESOP”) or hold Common Stock through the Millington Savings Bank Savings Plan (the “401(k) Plan”), you will receive a voting instruction form on behalf of each plan that reflects all shares you may vote under these plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees as directed by the ESOP Committee consisting of the outside directors of the Board. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Common Stock credited to your account in the 401(k) Plan. The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of the Company’s Board of Directors or the Plan Committee of the Board. The deadline for returning your voting instruction form is November 3, 2009.

Vote Required

The presence in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present.

As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees, or to withhold authority to vote for the nominees being proposed. Under the Company’s bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal II) and the approval of the amendment to the Company’s Stock Compensation Plan (Proposal III), by checking the appropriate box, a stockholder may: vote “FOR” the item, vote “AGAINST” the item, or “ABSTAIN” with respect to the item. Approval of Proposal II requires a majority of votes cast affirmatively or negatively without regard to broker non-votes or proxies marked “ABSTAIN” as to that matter. Approval of the amendment to the Stock Compensation Plan (Proposal III) requires the affirmative vote of both (i) a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting without regard to broker non-votes or proxies marked “ABSTAIN” and (ii) a majority of the votes eligible to be cast by stockholders of the Company at the Meeting other than MSB Financial, MHC.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of the Record Date, certain information as to those persons who were known to be the beneficial owners of more than five percent (5%) of the Company’s outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding (2)

PL Capital Group 20 E. Jefferson Avenue Naperville, Illinois 60540	422,973	(3)	8.02%

MSB Financial, MHC 1902 Long Hill Road Millington, New Jersey 07946	3,091,344		58.65%

All directors and executive officers as a group (8 persons)	221,417	(4)	4.16%

____________

(1)

For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons or group exercise sole voting and investment power over the shares of the Common Stock.

(2)

In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire through the exercise of options or otherwise within 60 days of the Record Date.

(3)	Based on a Schedule 13D/A filed on December 11, 2007.

(4)

Includes 8,088 shares allocated to the accounts of executive officers under the ESOP. Includes 55,084 shares which the directors and executive officers have the right to acquire pursuant to the exercise of options within 60 days of the Record Date.

PROPOSAL I – ELECTION OF DIRECTORS

The Company’s Charter requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting, to serve for a three-year term and until their successors have been elected and qualified.

Gary T. Jolliffe and Albert N. Olsen have been nominated by the Board of Directors to serve as directors. Each nominee is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

Set forth below is information about the Company’s and the Bank’s directors and executive officers and other senior management employees. Each director serves as a director of the Company and the Bank as well as MSB Financial, MHC.

Name and Positions with Company	Age	Year First Elected as Director of the Bank	Current Term to Expire	Shares of Common Stock Beneficially Owned (1)(2)		Percent of Class (3)

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2012
Gary T. Jolliffe President, Chief Executive Officer and Director	65	1992	2009	39,684	(4)	*
Albert N. Olsen Chairman of the Board	74	1974	2009	60,873	(5)	1.14
DIRECTORS CONTINUING IN OFFICE
E. Haas Gallaway, Jr. Director	68	1987	2010	26,056	(5)	*
W. Scott Gallaway Director	63	2000	2010	14,968	(5)	*
Michael A. Shriner Director, Executive Vice President and Chief Operating Officer	45	1999	2010	33,849	(6)	*
Thomas G. McCain Director	71	1992	2011	23,920	(5)	*
Ferdinand J. Rossi Director	66	1975	2011	13,856	(5)	*
EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Jeffrey E. Smith Vice President and Chief Financial Officer	59	N/A	N/A	8,211	(7)	*
(footnotes on following page)

__________________

*	Less than 1.0% of shares outstanding.

(1)	As of the Record Date.

(2)

Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual’s household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported.

(3)

In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any share which the individual or group has the right to acquire through the exercise of options or otherwise within 60 days of the Record Date.

(4)

Includes 3,746 shares allocated to Mr. Jolliffe’s account under the ESOP. Includes 12,118 shares which Mr. Jolliffe has the right to acquire pursuant to the exercise of options within 60 days of the Record Date.

(5)	Includes 3,856 shares with the individual has the right to acquire pursuant to the exercise of options within 60 days of the Record Date.

(6)

Includes 2,538 shares allocated to Mr. Shriner’s account under the ESOP. Includes 11,016 shares which Mr. Shriner has the right to acquire pursuant to the exercise of options within 60 days of the Record Date.

(7)

Includes 1,804 shares allocated to Mr. Smith’s account under the ESOP. Includes 4,407 shares which Mr. Smith has the right to acquire pursuant to the exercise of options within 60 days of the Record Date.

Biographical Information

Set forth below is the business experience for the past five years of each of the directors and executive officers of the Company.

Nominees for Director:

Gary T. Jolliffe joined the Bank in 1986 as its executive vice president and was appointed as its president in 1990. In 1992, he was also appointed to the position of chief executive officer and became a director. Mr. Jolliffe was a member of the Board of Governors of the New Jersey League of Community Bankers from 1999 through 2007 serving in numerous positions, including chairman of the New Jersey League of Community Bankers from 2004 to 2005. Mr. Jolliffe is a past member of the Board of Trustees of Freedom House Foundation, Glen Gardner, New Jersey, and a member of the Bernardsville Rotary Club in which he has held the positions of director, president, vice president and treasurer.

Albert N. Olsen was elected chairman of the Board in 1999. He is a certified public accountant and is president of Olsen & Thompson, P.A., a CPA firm established in 1961. In addition, he is a member of Olsen & Thompson Investment Advisory Services, LLC. Mr. Olsen is a member of the New Jersey Society of Certified Public Accountants and has served in various positions with the Society, including chairman of the Committee for Management of Accounting Practices, trustee, treasurer, vice president, president of the Morris-Sussex-Warren Chapter and chairman of the Board and trustee of the Society’s Insurance Trust. Mr. Olsen is also a member of the American Institute of Certified Public Accountants, a past trustee and past chairman of the Board of the Midland School Foundation and a past board member of Mrs. Wilson’s (Halfway House). He is a member and past president of the Bernardsville Rotary Club.

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of the nominees.

Continuing Directors:

E. Haas Gallaway, Jr. is president and manager of Gallaway and Crane Funeral Home with principal offices located in Basking Ridge and a branch location located in Bernardsville, New Jersey. This firm was founded by his father, E. Haas Gallaway, Sr., in Millington in 1935 and moved to its present location in Basking Ridge in 1936. Mr. Gallaway has been associated with the firm since 1960, purchased a minority position in the firm in 1963 and the remainder of the corporation in 1976. He is a licensed funeral director in the states of New Jersey and Florida. Mr. Gallaway is a member and past president of the Morris County Funeral Directors’ Association, member of The New Jersey State Funeral Directors’ Association, member of National Funeral Directors’ Association, and member and past president of the Bernardsville Rotary Club, former director and past president of the Somerset Hills YMCA, and a past president of the Board of Directors of Honesty House formerly of Stirling. He is a member of The Florida Funeral Director’s Association. He is the brother of Mr. W. Scott Gallaway.

W. Scott Gallaway founded Gallaway Associates, a real estate brokerage and appraisal firm in 1975 and sold the brokerage portion to Remax Properties Unlimited in 2000. He remains a broker/sales agent with ReMax Classic Group. Mr. Gallaway is a licensed real estate appraiser and has served as president and/or an officer of numerous professional organizations and as a member and past president of the Bernardsville Rotary Club. He is the brother of Mr. E. Haas Gallaway, Jr.

Michael A. Shriner has been employed by the Bank since 1987 and became a vice president in 1990, a senior vice president in 1997, the executive vice president in 2002 and the chief operating officer in 2006. He was appointed to the Board of Directors in 1999. Mr. Shriner currently serves and a member of the Operations and Technology Committee with the NJ Bankers Association. He has previously served as chairman of the Mortgage Steering Committee of the New Jersey League of Community Bankers and was a member of the Residential Lending and Affordable Housing Committee and a former member of the Consumer Lending and CRA Committee. Mr. Shriner is a graduate of The National School of Banking (Fairfield University). He also serves as a trustee for HomeSharing, Inc. a non-profit organization located in central New Jersey.

Dr. Thomas G. McCain became principal of the Fairmount Avenue School in Chatham, New Jersey in 1964 after having taught in Berlin, Connecticut. He left Chatham nine years later to become assistant superintendent of schools in Freeport, New York and in 1978 was appointed superintendent of schools in Bernardsville, New Jersey, the district from which he retired from public education in 1988. Since then Mr. McCain has been president and sole owner of Learning Builders, a firm that provides planning and training services to schools and businesses in several states.

Ferdinand (Fred) J. Rossi is currently the township administrator for the Township of Morris in Morris County, New Jersey and has held that office since 1995. Previously, Mr. Rossi served as the county administrator for Morris County, New Jersey for 15 years, and the township clerk and then administrator for the Township of Long Hill (formerly Passaic Township) for 12 years. He has served as president of the New Jersey Association of County Administrators and Managers and is a former member and president of the Bernardsville Rotary Club.

Executive Officer Who Is Not a Director:

Jeffrey E. Smith has been employed by the Bank since 1996. He was appointed as controller for the Bank in 1998, became a vice president in 2002, and in 2006 became chief financial officer. Mr. Smith previously served as a vice president and the comptroller for United National Bank in Plainfield, New Jersey where he was employed for 11 years.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all directors with the exception of Gary T. Jolliffe and Michael A Shriner are considered independent under the independence standards of The Nasdaq Stock Market. In determining which directors are independent, the Board of Directors considered the deposit and other relationships described under “Related Party Transactions” but determined these relationships did not affect their independence. No directors were vendors of the Company or the Bank, and any loans and deposits made or accepted were on substantially the same terms that would be granted to other customers with similar credit or deposit balances. There are no members of the Audit Committee, Compensation Committee or Nominating Committee who do not meet the independence standards of The Nasdaq Stock Market for membership on such committees.

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board maintains an Audit Committee, an Asset/Liability Management Committee, an Asset/Quality Committee, a Compensation Committee and a Nominating Committee. During the fiscal year ended June 30, 2009, the Board of Directors held 13 meetings. No director attended fewer than 75% of the total meetings of the Board and committees on which such director served during the fiscal year ended June 30, 2009.

The Audit Committee, a standing committee, is comprised of Directors Albert N. Olsen, W. Scott Gallaway and Thomas G. McCain. Mr. Olsen is the Audit Committee’s financial expert. Each of the members of the Audit Committee is an independent director. The Audit Committee recommends engagement of independent auditors, receives the internal and independent audit reports and recommends appropriate action. The Audit Committee met 10 times during the fiscal year ended June 30, 2009.

The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee, a copy of which was attached as an appendix to the Proxy Statement for the Meeting of Stockholders held on March 10, 2008.

The Compensation Committee, a standing committee is comprised of Directors E. Haas Gallaway, Jr., W. Scott Gallaway, Tom G. McCain, Albert N. Olsen and Ferdinand J. Rossi. Each of the members of the Compensation Committee is an independent director within the requirements of NASDAQ. This committee meets annually to review management’s recommendations for management salaries and bonuses. The Compensation Committee met two times during the fiscal year ended June 30, 2009. The Compensation Committee operates under a formal written charter, a copy of which can be found on the Company’s web site at www.millingtonsb.com.

Director Nomination Process

The Nominating Committee, a standing committee, is comprised of Directors Albert N. Olsen, E. Haas Gallaway, Jr., W. Scott Gallaway, Thomas G. McCain and Ferdinand J. Rossi. The Nominating Committee recommends to the full Board of Directors persons for selection as the Board’s nominees for election as directors. The Committee met one time during the fiscal year ended June 30, 2009. Each member of the committee is an independent director. The responsibilities of the members of the

Nominating Committee are set forth in a charter, a copy of which was attached as an appendix to the Proxy Statement for the Meeting held on March 10, 2008.

The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and the Bank. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors. In the Board’s selection of nominees of the Board, there is no difference in the manner of evaluation of potential nominees who have been recommended by directors or officers of the Company and the Bank versus evaluation of potential nominees who have been recommended by stockholders. The Committee seeks nominees with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and the Bank engage.

To be considered in the Committee’s selection of individuals the Committee recommends to the Board for selection as the Board’s nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year’s annual meeting was first distributed to shareholders. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.

Stockholder Communications

The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board of Directors does not have a formal written policy regarding director attendance at annual meetings. However, the Board encourages directors to attend all annual meetings. Six members of the Board of Directors attended the 2008 Annual Meeting. Mr. Jolliffe was unable to attend the 2008 Annual Meeting as he was recuperating from major surgery.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last fiscal year by our principal executive officer and the two other executive officers whose total compensation during the fiscal year ended June 30, 2009 exceeded $100,000 for services rendered in all capacities to MSB Financial Corp., Millington Savings Bank and MSB Financial, MHC.

Name and Principal Position	Year	Salary	Bonus	Option Award (1)	Non-Equity Incentive Plan Compensation	All Other Compensation		Total

Gary T. Jolliffe President and Chief Executive Officer	2009 2008	$216,466 197,496	$3,000 4,150	$36,234 6,039	$0 21,676	$38,227 48,476	(2)	$293,927 277,837

Michael A. Shriner Executive Vice President and Chief Operating Officer	2009 2008	$150,061 142,074	$3,000 4,150	$32,939 5,490	$0 4,607	$25,795 24,069	(3)	$211,795 181,290

Jeffrey E. Smith Vice President and Chief Financial Officer	2009 2008	$107,810 101,036	$4,000 4,000	$13,176 2,196	$0 3,298	$11,399 15,742	(4)	$136,385 126,272

_____________________

(1)	Consists of amount recognized by the Company as expense during the fiscal year ended June 30, 2009. See Note 11 of Notes to Consolidated Financial Statements for assumptions.
(2)

All Other Compensation for Mr. Jolliffe consists of $1,322 for life insurance, an employer contribution to the 401(k) Plan in the amount of $12,830, the value of shares allocated to Mr. Jolliffe’s account under the ESOP in the amount of $16,356 and the Bank’s contribution to the Directors Consultation and Retirement Plan in the amount of $7,719.

(3)

All Other Compensation for Mr. Shriner consists of $222 for life insurance, an employer contribution to the 401(k) Plan in the amount of $9,145, the value of shares allocated to Mr. Shriner’s account under the ESOP in the amount of $11,099 and the Bank’s contribution to the Directors Consultation and Retirement Plan in the amount of $5,329.

(4)

All Other Compensation for Mr. Smith consists of $493 for life insurance, an employer contribution to the 401(k) Plan in the amount of $3,126 and the value of shares allocated to Mr. Smith’s account under the ESOP in the amount of $7,780.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information on an award-by-award basis with respect to outstanding equity awards to Messrs. Jolliffe, Shriner and Smith at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date

Gary T. Jolliffe	12,118	48,472	$10.75	5/9/2018
Michael A. Shriner	11,016	44,066	$10.75	5/9/2018
Jeffrey E. Smith	4,407	17,626	$10.75	5/9/2018

_____________

(1)	All options outstanding vest in 20% increments beginning May 9, 2009.

Executive Incentive Retirement Plan. The Bank’s executive incentive retirement plan provides for equal annual installments for a period of 15 years commencing on the first day of the calendar month following the termination of employment due to retirement, resignation, disability or death. All payments under the plan are in accordance with Code Section 409A. The amount payable is based on the vested balance of the executive’s accumulated awards plus interest at the prime rate published in The Wall Street Journal, credited quarterly, but no less than 4% or greater than 12%. The annual awards are based upon the executive’s base salary in effect at the beginning of the plan year and the Bank’s net income for the prior fiscal year. The percentage vested is based on the sum of the executive’s age and years of service. The participant becomes fully vested at age 65, death, disability or upon a change in control of the Bank. Upon the death of the participant, the beneficiary shall receive the remaining balance paid in a lump sum.

Split Dollar Life Insurance Agreement. The Bank has entered into Life Insurance Agreements with Officers Jolliffe, Shriner and Smith, which provide a death benefit equal to the following: if the executive is: (i) employed by the Bank at the time of his or her death, (ii) has retired from employment with the Bank after completion of not less than twenty (20) years of service with the Bank, or (iii) has retired from employment with the Bank and at such date of retirement the sum of the executive’s age and years of service equals not less than 70, then the executive’s beneficiary is entitled to payment of an amount equal to 200% of the executive’s highest annual base salary (not including bonus, equity compensation, deferred compensation or any other forms of compensation) in effect at the Bank at any time during the three calendar years prior to the date of death of the executive. The maximum death benefits for Officers Jolliffe, Shriner and Smith are approximately $433,000, $300,000 and $216,000, respectively.

If a change in control of the Bank shall occur prior to the executive’s termination of employment or retirement, then the death benefit coverage shall remain in effect until the executive’s death, unless the agreement is otherwise terminated pursuant to its terms prior to such date of a change in control. Coverage under the agreement for the executive who terminates employment with the Bank (for reasons other than death or a change in control of the Bank) prior to completion of at least ten years of service with the Bank (and prior to the occurrence of a change of control) will cease on his or her last day of employment with the Bank.

401(k) Savings and Profit Sharing Plan (“401(k) Plan”). The Millington Savings Bank 401(k) Plan is a tax-qualified defined contribution savings plan with a profit sharing component for the benefit of all eligible employees. The 401(k) Plan has a profit-sharing component and an annual contribution is made by the Bank to the 401(k) Plan for all employees who have completed twelve months of service. In addition, employees may also voluntarily elect to defer between 1% and 80% of their compensation as 401(k) savings under the 401(k) Plan, not to exceed applicable limits under federal tax laws. All eligible employees receive the profit-sharing contribution regardless of whether they defer salary under the 401(k) Plan. The 401(k) Plan also provides for matching contributions up to a maximum of 50% of the first 6% of a person’s salary for each participant. Employee contributions are immediately fully vested. Matching contributions and the annual profit-sharing contribution are vested at a rate of 20% per year after two years and completely vested after six years of service.

Employee Stock Ownership Plan (“ESOP”). The Bank has established the Millington Savings Bank ESOP for the exclusive benefit of participating employees of Millington Savings Bank. Participating employees are salaried, full-time employees who have completed at least one year of service and have attained the age of 21. Benefits may be paid either in shares of the common stock or in cash. Contributions to the ESOP and shares released from the suspense account will be allocated annually among participants on the basis of compensation. Participant benefits become fully vested in their ESOP allocations following five years of service. Employment service before the adoption of the ESOP is credited for the purposes of vesting. Contributions to the ESOP by Millington Savings Bank are discretionary, but are anticipated to be sufficient in amount necessary for the ESOP to meet the debt service obligations on the ESOP loan. As of June 30, 2009, 33,625 shares had been allocated under the ESOP.

Employment Agreements

The Bank has entered into employment agreements with Messrs. Jolliffe, Shriner and Smith. Mr. Jolliffe’s, Mr. Shriner’s and Mr. Smith’s current base salaries are $216,466, $150,061 and $107,810, respectively. Messrs. Jolliffe’s, Shriner’s and Smith’s employment agreements have terms of three years. Each of the agreements provides for an annual one-year extension of the term of the agreement upon determination of the Board of Directors that the executive’s performance has met the requirements and standards of the Board, so that the remaining term of the agreement continues to be three years in each case. If the Bank terminates Messrs. Jolliffe, Shriner or Smith without “just cause” as defined in the agreement, they will be entitled to a continuation of their salary from the date of termination through the remaining term of their agreement, but in no event for a period of less than 12 months and during the same period, the cost of obtaining all health, life, disability, and other benefits at levels substantially equal to those being provided on the date of termination of employment. Messrs. Jolliffe, Shriner and Smith’s employment agreements provide that if their employment is terminated without just cause within twenty-four months of a change in control, they will be paid a lump sum amount equal to approximately three times their base salary. If change in control payments had been made under the agreements as of June 30, 2009, the payments would have equaled approximately $649,398, $450,083 and $323,430 to Mr. Jolliffe, Mr. Shriner and Mr. Smith, respectively.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of the Company’s directors for the fiscal year ended June 30, 2009. Mr. Jolliffe and Mr. Shriner also serve as directors, and their compensation is detailed above under “Executive Compensation.”

	Board Fees	Option Awards ($)(1)	All Other Compensation(2)	Total

E. Haas Gallaway, Jr.	$34,700	$11,529	$14,796	$ 61,025
W. Scott Gallaway	$34,700	$11,529	$12,183	$ 58,412
Thomas G. McCain	$34,700	$11,529	$17,801	$ 64,030
Albert N. Olsen	$65,800	$11,529	$25,997	$103,326
Ferdinand J. Rossi	$34,700	$11,529	$16,819	$ 63,048

___________________

(1)

Consists of amount recognized by the Company as expense during the fiscal year ended June 30, 2009. See Note 11 of Notes to Consolidated Financial Statements for assumptions. As of June 30, 2009, the aggregate number of options held by these individuals was as follows: E. Haas Gallaway, Jr. 19,279; W. Scott Gallaway 19,279; Thomas G. McCain 19,279; Albert N. Olsen 19,279; and Ferdinand J. Rossi 19,279.

(2)	Bank’s contributions under the Directors Consultation and Retirement Plan.

Board Fees. Directors currently are compensated only for their service as directors of the Bank, and no additional compensation is paid for serving on the Boards of MSB Financial Corp. or MSB Financial, MHC. For the year ended June 30, 2009, the Bank paid a fee of $2,400 per board meeting. The chairman of the Board of Directors currently is paid a fee of $4,800 per board meeting. The Board has regular meetings on a monthly basis and annually holds a special strategic planning meeting, for a total of 13 meetings per year. Directors are paid a flat monthly fee of $300 for their committee participation.

Directors Consultation and Retirement Plan (the “DCRP”.) This plan provides retirement benefits to the directors of the Bank based upon the number of years of service to the Bank’s board. To be eligible to receive benefits under the DCRP, a director must have completed at least 10 years of service and must not retire from the board prior to reaching 65 years of age. If a director agrees to become a consulting director to the Bank’s board upon retirement, he will receive a monthly payment equal to 30-60% of the highest Bank’s board fee and retainer in effect during the three-year period prior to the date of retirement based on the number of years of service as a director. Benefits under the DCRP begin upon a director’s retirement and are paid for 120 months; provided, however, that in the event of a director’s death prior to the receipt of all monthly payments, payments shall continue to the director’s surviving spouse or estate until 120 payments have been made. The retirement benefit amount is payable to the participant for an additional period of 24 months for each additional period of five years of service completed by the director in excess of twenty years of service as of their actual retirement date. In the event there is a change in control (as defined in the DCRP), all directors will be presumed to have 20 years of service and attained age 65 under the DCRP and each director will receive a lump sum payment equal to the present value of future benefits payable. All payments under the plan need to be in accordance with Code Section 409A. Benefits under the DCRP are unvested and forfeitable until retirement at or after age 65 with at least 10 years of service, termination of service following a change in control, disability following at least 10 years of service or death.

RELATED PARTY TRANSACTIONS

No directors, executive officers or their immediate family members were engaged, directly or indirectly, in transactions with the Company or any subsidiary during any of the three years ended June 30, 2009 that exceeded $120,000 (excluding loans with Millington Savings Bank).

Millington Savings Bank makes loans to its officers, directors and employees in the ordinary course of business. All directors and employees are offered a 50 basis point reduction on interest rates for consumer loans or primary residence mortgage loans. Such loans do not include more than the normal risk of collectibility or present other unfavorable features.

Other than Mr. Jolliffe and Mr. Shriner, who are employees of the Bank, all of the directors are independent directors.

PROPOSAL II – RATIFICATION OF APPOINTMENT OF AUDITORS

Beard Miller Company, LLP (“Beard”) served as the Company’s independent auditor for the fiscal year ended June 30, 2009. On October 1, 2009, the Company was notified that the audit practice of Beard was combined with ParenteBeard, LLC (“ParenteBeard”) in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. On October 1, 2009, Beard resigned as the auditors of the Company and with the approval of the Audit Committee of the Company’s Board of Directors, ParenteBeard was engaged as its independent registered public accounting firm.

Prior to engaging ParenteBeard, the Company did not consult with ParenteBeard regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by ParenteBeard on the Company’s financial statements, and ParenteBeard did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Beard regarding the Company’s financial statements for the fiscal years ended June 30, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2009 and 2008, and during the interim period from the end of the most recently completed fiscal year through October 1, 2009, the date of resignation, there were no disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard would have caused it to make reference to such disagreement in its reports.

The Audit Committee of the Board of Directors of the Company has appointed ParenteBeard as the Company’s independent auditor for the fiscal year ending June 30, 2010. A representative of ParenteBeard is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of ParenteBeard, LLC as the Company’s auditors for the 2010 fiscal year.

Principal Accounting Fees and Services

The Securities and Exchange Act of 1934 requires all auditing services and non-audit services provided by an issuer’s independent auditor to be pre-approved by the issuer’s audit committee. The Company’s Audit Committee has adopted a policy of approving all audit and non-audit services prior to the service being rendered. All of the services provided by the Company’s independent auditor, Beard Miller for fiscal years 2008 and 2009 were approved by the Audit Committee prior to the service being rendered.

Audit Fees. The fees incurred by the Company for audit services provided by Beard Miller for the fiscal years ended June 30, 2009 and 2008 were $79,827 and $78,034, respectively. These fees include professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

Audit Related Fees. The Company incurred $8,000 and $8,000 in fees for assurance services provided by Beard Miller reasonably related to the performance of the audit, including the reading of the Company’s Form 10-K, for the fiscal years ended June 30, 2009 and June 30, 2008.

Tax Fees. The fees incurred by the Company for services provided by Beard Miller related to the preparation of state and federal tax returns for the fiscal years ended June 30, 2009 and 2008 were $8,160 and $7,660, respectively.

All Other Fees. There were no other fees incurred by the Company for services provided by Beard Miller for the fiscal year ended June 30, 2009 and 2008.

REPORT OF THE AUDIT COMMITTEE

For the fiscal year ended June 30, 2009, the Audit Committee (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the Company’s independent auditor, Beard Miller, the matters required to be discussed under Statement on Auditing Standards No. 61 (as amended), as adopted by the Public Company Accounting Oversight Board in Rule 3200T and (iii) received from Beard Miller the written disclosures required by applicable requirements of the Public Company Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with Beard Miller its independence. Based on its foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

AUDIT COMMITTEE

Albert N. Olsen
W. Scott Gallaway
Thomas G. McCain

PROPOSAL III – APPROVAL OF AMENDMENT TO

2008 STOCK COMPENSATION AND INCENTIVE PLAN

At the time of its initial public offering, which was completed in January 2007, the Company stated that it intended after the passage of at least six months from the offering to establish both (1) a stock option plan providing for the award of options equal to 4.9% of the total shares outstanding after the offering, and (2) a restricted stock plan providing for the award of shares equal to 1.96% of the total shares outstanding after the offering. In March 2008, the Company’s shareholders voted to approve the 2008 Stock Compensation and Incentive Plan (the “2008 Plan”) providing for the authorization to award stock options to purchase up to 275,410 shares of Company common stock. The shareholders are now being asked to approve an amendment to the 2008 Plan (“Amendment”) which permits the award of up to 110,164 shares of Company Common Stock in the form of Restricted Stock Awards and amends certain other provisions of the 2008 Plan. Attached as Appendix A hereto is a marked version of the 2008 Plan which shows the changes to be made as a result of approval of the Amendment.

Amendment to the 2008 Plan

The primary purpose of the Amendment to the 2008 Plan is to increase the number of shares of Company Common Stock authorized for issuance under the 2008 Plan from 275,410 to 385,574; with such additional shares to be available for awards in the form of Restricted Stock Awards. Such Restricted Stock Awards may be granted to officers, employees and directors of the Company or its subsidiary, Millington Savings Bank.

Summary Description of the 2008 Plan

The following is a general description of the material features of the 2008 Plan, as amended and restated to reflect the Amendment. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Purposes. The purpose of the 2008 Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company and its subsidiaries or affiliates, and to assist the Company in attracting and retaining directors, officers and other key employees with experience and ability in order to aid the Company in rewarding such individuals who provide substantial services to the Company or its subsidiaries or affiliates, and who promote the creation of long-term value for the Company’s shareholders by closely aligning the interests of participants with those of shareholders.

Types of Awards. The 2008 Plan provides that the Committee may grant stock option awards to participants selected by the Committee. Options awarded under the 2008 Plan may be either options that qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not, or cease to, qualify as incentive stock options under the Code (“non-statutory stock options” or “NSOs”). As of the date of this Proxy Statement, 275,410 options to purchase Common Stock have been issued under the 2008 Plan. In addition, upon approval of the Amendment, the 2008 Plan will authorize the award of up to 110,164 shares as Restricted Stock Awards to participants selected by the Committee from time to time.

Eligibility for Awards. Within the sole discretion of the Board or the Committee, Awards may be granted under the 2008 Plan to officers, employees and outside directors of the Company.

Administration. The 2008 Plan is administered by the Board of Directors or the Compensation Committee appointed by the Board. Members of the Committee shall be “Non-Employee Directors”

within the meaning of Rule 16b-3 under to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

Subject to certain regulatory requirements of the Office of Thrift Supervision (the “OTS”) with respect to plan administration, the Committee has broad authority under the 2008 Plan with respect to Awards granted thereunder, including, without limitation, the authority to:

•	select the individuals to receive Awards under the 2008 Plan;
•	determine the type, number, vesting requirements and other features and conditions of individual Awards;
•	interpret the 2008 Plan and Award Agreements issued with respect to individual Awards; and
•	make all other decisions related to the operation of the 2008 Plan.
•

Each Award granted under the 2008 Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to Awards issued under the 2008 Plan. The Board of Directors may, in the exercise of its discretion, by resolution, undertake, perform or exercise any function or authority with respect to administration of the 2008 Plan.

Shares Available; Adjustments. The number of shares of Common Stock currently reserved and available for delivery upon the exercise of stock options awarded under the 2008 Plan is 275,410 shares, representing 4.9% of the total shares of Common Stock outstanding at the time the 2008 Plan was approved by the Board of Directors. All such shares are currently subject to outstanding options. In accordance with the Amendment, the 2008 Plan will also authorize the award of up to 110,164 shares in the form of Restricted Stock Awards.

Shares delivered in accordance with the 2008 Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board. Shares subject to an award under the 2008 Plan that is canceled, expired, forfeited, or otherwise terminated without a delivery of shares or consideration to the participant will again be available for awards. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the 2008 Plan and to awards under the 2008 Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Terms of Stock Options. A Stock Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. For the purposes of the 2008 Plan, “Fair Market Value” means the closing sales price reported on NASDAQ (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the 2008

Plan. If such Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the 2008 Plan. (See “Federal Income Tax Treatment of Awards under the 2008 Plan” below).

Minimum Option Exercise Price. The exercise price of any Options that may be awarded during calendar year 2008 or 2009 shall not be less than $10.75 per share, subject to adjustment for stock splits, extraordinary dividends and similar transactions in accordance with the 2008 Plan.

Exercise of Options. No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee. Upon the exercise of an Option by an optionee (or the optionee’s personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

Option Grants to Outside Directors. Pursuant to the terms of the 2008 Plan, Non-Statutory Stock Options to purchase shares of Common Stock were granted to each outside director of the Company at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. Options granted to outside directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term.

Terms of Restricted Stock Awards. Restricted Stock is stock that is subject to certain restrictions and to a risk of forfeiture. A Restricted Stock Award is a grant of a certain number of shares of Common Stock subject to the lapse of certain restrictions (such as continued service for a minimum period) determined by the Committee. Participants shall receive dividends and other distributions declared and paid on the shares subject to a Restricted Stock Award.

Vesting of Awards. Awards under the 2008 Plan generally will vest at the rate of 20% per year over a period of five years beginning one year from the date of grant. The Company may, however, consider acceleration of such vesting schedule, provided that such action is not contrary to the regulations of the OTS then in effect.

Award Payouts. The Company may make payouts related to Awards in the form of cash, Common Stock or combinations of cash and stock, as determined by the Committee.

Effect of Termination of Service on Awards. Generally, the Committee will determine the impact of a termination of service upon an Award at the time of such Award. Generally, except as may otherwise be determined by the Committee at the time of the Award, a Stock Option may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option). Upon the termination of employment of a Participant who shall continue service thereafter as a Director or Director Emeritus, all previously granted Awards shall continue to be earned and non-forfeitable annually in accordance with the schedule detailed at the time of such Award, and all Stock Options shall remain exercisable during such period of service as a Director or Director Emeritus or the expiration date of such Award, if earlier. In the event a Participant terminates employment for other than death, Disability or Change in Control and does not thereafter continue service as a Director or Director Emeritus, such unearned Awards shall be forfeited.

Effect of Death or Disability on Awards. Generally, the Committee will determine the impact of death or disability upon an Award at the time of such Award. In the event of the death or disability of an optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee’s death or disability but only if, and to the extent that, the optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. Notwithstanding anything herein to the contrary, except as otherwise detailed by the Committee at the time of grant of an Award, upon the Disability or death of a Participant, all previously granted Awards shall become immediately earned and non-forfeitable, and all Stock Options shall remain exercisable for a period of one year following such date of Disability and two years following death or the expiration date of such Award, if earlier.

Acceleration of Awards. Unless otherwise determined by the Committee, upon a Change in Control of the Company or the Bank, each Award then outstanding shall become fully earned and non-forfeitable, and each Stock Option shall remain exercisable for its remaining term.

Other Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

Compliance with Legal and Other Requirements. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The 2008 Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange or automated quotation system upon which the shares covered by the 2008 Plan are listed or quoted; and all other obligations of the Company. Awards are subject to the discretion of the Board.

Transfer Restrictions. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Award in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a non-statutory stock option if it determines that the transfer or assignment is for valid estate planning purposes.

Amendment or Termination of the 2008 Plan. The Committee may amend, modify or terminate the 2008 Plan, except that no such amendment may have the effect of repricing the exercise price of Options and any material amendments to the 2008 Plan shall be subject to a ratification vote by the Company’s stockholders.

Possible Dilutive Effects of the 2008 Plan. The Common Stock to be issued upon the exercise of Options or the vesting of Restricted Stock Awards granted under the 2008 Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Since the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 2008 Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. The Company can avoid dilution resulting from awards under the 2008 Plan by delivering shares repurchased in the open market upon the exercise of Options or the distribution of stock upon the vesting of Awards.

Federal Income Tax Treatment of Awards Under the 2008 Plan

The following discussion of the general tax principles applicable to the 2008 Plan summarizes the federal income tax consequences of the 2008 Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Non-Statutory Stock Options. The optionee generally recognizes taxable income in an amount equal to the difference between the Option exercise price and the Fair Market Value of the shares at the time of exercise. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding.

Incentive Stock Options. The optionee generally does not recognize taxable income upon exercise of an Incentive Stock Option. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference, which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Company Common Stock on the date of exercise, and the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

Restricted Stock Awards. Generally, the recipient of a Restricted Stock Award recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the Fair Market Value of the stock upon the lapse of any transfer or forfeiture restrictions placed on the shares (i.e., upon vesting of the shares). A Restricted Stock Award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the Fair Market Value of the stock at the time of grant, rather than at the time restrictions lapse, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse. A recipient of a Restricted Stock Award may elect to have a portion of such Award withheld by the Company in order to meet any necessary tax withholding obligations.

In accordance with Section 162(m) of the Internal Revenue Code, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s Proxy Statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation. The Company intends for the award of Options under the 2008 Plan to comply with the requirement for an exception to Section 162(m) of the Internal Revenue Code applicable to stock option plans so that the amount of the Company’s deduction for compensation related to the exercise of Options would not be limited by Section 162(m) of the Internal Revenue Code. Restricted Stock Awards under the 2008 Plan are not intended to qualify for such treatment under Section 162(m) of the Internal Revenue Code.

Benefits to Named Executive Officers and Others

No determination has been made at this time with respect to any Restricted Stock Awards that may be granted under the 2008 Plan if the Amendment is approved by stockholders. All such awards under the 2008 Plan will be made at the discretion of the Committee or under delegated authority. Accordingly, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2008 Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2008 Plan had been in effect. Shares subject to Restricted Stock Awards granted to outside directors in the aggregate under the 2008 Plan will not exceed more than 35% of the total number of shares authorized for delivery as Restricted Stock Awards under the 2008 Plan. Furthermore, shares subject to Restricted Stock Awards granted to any single outside director under the 2008 Plan will not exceed more than 7% of the total number of shares authorized for delivery as Restricted Stock Awards under the 2008 Plan. Shares subject to Restricted Stock Awards granted to any single employee-participant will not exceed more than 25% of the total number of shares authorized for delivery as Restricted Stock Awards under the 2008 Plan.

Outstanding Awards under the 2008 Plan

Equity Compensation Plan Information

	(A)	(B)	(C)
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity compensation plans approved by shareholders:
2008 Stock Compensation and Incentive Plan	275,410	$10.75	0
Total	275,410	$10.75	0

Shareholder Approval

Shareholder approval of the Amendment to the 2008 Plan is being sought in accordance with the listing standards of The Nasdaq Stock Market and OTS regulations. Shareholder approval of the Amendment to the 2008 Plan will enable recipients of Restricted Stock Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. The OTS does not endorse or approve the 2008 Plan or its Amendment in any way.

The Board of Directors unanimously recommends that stockholders vote “FOR” approval of the amendment to the MSB Financial Corp. 2008 Stock Compensation and Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Securities and Exchange Commission regulations require the Company’s officers, directors and persons who own more than 10% of the outstanding Common Stock to file reports detailing their ownership and changes of ownership in the Common Stock, and to furnish the Company with copies of these reports. Based solely on its review of the reports received during the past fiscal year or with respect to the last fiscal year or written representations from these persons that they were not required to file annual reports of change in beneficial ownership, the Company believes that during fiscal year 2009, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with these reporting requirements.

STOCKHOLDER PROPOSALS

Stockholder proposals, in order to be considered for inclusion within the Company’s proxy materials for the next Annual Meeting of Stockholders, must be received at the Company’s executive office at 1902 Long Hill Road, Millington, New Jersey 07946 by June 20, 2010. Any other stockholder proposals will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at least five days before such meeting.

OTHER MATTERS

At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. If any other business may properly come before the Meeting or any adjournment thereof less than a reasonable time before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009 accompanies this Proxy Statement.

APPENDIX A

Note: The marked changes below indicate the amendments to be made to the existing 2008 Stock Compensation and Incentive Plan as a result of approval of Proposal III.

MSB FINANCIAL CORP.

2008 STOCK COMPENSATION AND INCENTIVE PLAN

AS AMENDED AND RESTATED

1.	PURPOSE OF PLAN.

The purpose of this 2008 Stock Compensation and Incentive Plan, as amended and restated, is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of MSB Financial Corp., and its Affiliates, and to assist these entities in attracting and retaining directors, officers and other key employees with necessary experience and ability required to aid the Company in increasing the long-term value of the Company for the benefit of its shareholders.

2.	DEFINITIONS.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code. The term Affiliate shall include the Bank.

“Award” means a ~~Stock Option or Stock Options,~~Restricted Stock Award and/or a Stock Option, as set forth at Section 6 of the Plan.

“Bank” means Millington Savings Bank, and any successors thereto.

“Beneficiary” means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant(s death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant(s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant(s surviving spouse, if any, or if none, the Participant(s estate.

“Board of Directors” means the board of directors of the Company.

“Cause” means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

“Change in Control” shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Office of

Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended. The term (person( refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby the MHC shall merge into the Company or the Bank and a new Parent of the Company or the Bank is formed.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

“Common Stock” or “Shares” means shares of common stock of the Company.

“Company” means MSB Financial Corp., and any successor entity or any future parent corporation of the Bank.

“Director” means a person serving as a member of the Board of Directors of the Company from time to time.

“Director Emeritus” means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

“Disability” means (a) with respect to Incentive Stock Options, the (permanent and total disability( of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

“Eligible Participant” means an Employee or Outside Director who may receive an Award under the Plan.

“Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

“Fair Market Value” means a) for a security traded on a national securities exchange, including the Nasdaq ~~Global market,~~Stock Market, the last reported sales price reported on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported; b) if the Shares are not traded on a national securities exchange, but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and (c) in the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

“Incentive Stock Option” means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

“MHC” means MSB Financial, MHC, the mutual holding company of the Bank.

“Non-Statutory Stock Option” means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

“Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

“Outside Director” means a member of the Board of Directors of the Company who is not also an Employee.

“Parent” means any present or future corporation which would be a (parent corporation( of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means an individual who is granted an Award pursuant to the terms of the Plan; provide, however, upon the death of a Participant, the term (Participant( shall also refer to a Beneficiary designated in accordance with the Plan.

“Plan” means this MSB Financial Corp. 2008 Stock Compensation and Incentive Plan, as amended and restated.

“Restricted Stock Award” means an Award of Shares granted to a Participant pursuant to Section 6.5 of the Plan.

“Trust” shall mean any grantor trust established by the Company for purposes of administration of the Plan.

“Trustee” shall mean the trustee or trustees of any Trust established by the Company for purposes of administration of the Plan. The Committee shall serve as the Trustee unless or until the Committee shall otherwise appoint a Trustee or successor trustee.

3.	ADMINISTRATION.

(a)

Committee. The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of subparagraphs (i) and (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)	Authority of Committee. Subject to paragraph (a) of this Section 3, the Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;
(ii)	determine the type, number, vesting requirements, acceleration of vesting and other features and conditions of Awards made under the Plan;
(iii)	interpret the Plan and Award Agreements (as defined below); and
(iv)	make all other decisions and determinations that may be required or as the Committee deems necessary or advisable related to the operation of the Plan.

(c)

Awards. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an “Award Agreement”). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;
(ii)	the Exercise Price for any Option;
(iii)	the number of shares or rights subject to the Award;
(iv)	the expiration date of the Award;
(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and
(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

(d)

Six-Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.	ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1       Shares Available. Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company(s authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any Trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.

5.2       Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 385,574 shares. The following limits also apply with respect to Awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan is 275,410 shares.

(b)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 110,164 shares.

5.3       Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax purposes, then the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

5.4       Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company(s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.	AWARDS.

6.1	Stock Options.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)

Exercise Price. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. The Exercise Price of any Options awarded during calendar year 2008 or 2009 shall not be less than $10.00 per share, subject to adjustment in accordance with Sections 8.1 and 8.3 herein.

(ii)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(iii)

Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1, a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)

for no consideration to: (a) any member of the individual(s Immediate Family; (b) a trust solely for the benefit of members of the individual(s Immediate Family; (c) any partnership whose only partners are members of the individual(s Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual(s Immediate Family.

For purposes of this Section 6.1, “Immediate Family” includes, but is not necessarily limited to, a Participant(s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)	Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

(1)

If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(3)

To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)

Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(5)	Incentive Stock Options may only be awarded to an Employee of the Company or its Affiliates.

(v)

Option Awards to Outside Directors. Subject to the limitations of Section 6.4(a), the Committee may award Non-Statutory Stock Options to purchase shares of Common Stock to each Outside Director of the Company at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant of such Award and 20% annually thereafter during periods of continuing service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Director(s death, such Options may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. The Exercise Price per share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

6.2       Award Payouts. Awards may be paid out in the form of cash, Common Stock, or combinations thereof as the Committee shall determine in its sole discretion, and with such restrictions as it may impose.

6.3       Consideration for Stock Options. The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(a)	cash, check payable to the order of the Company, or electronic funds transfer;
(b)	the delivery of previously owned shares of Common Stock; or
(c)

subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant(s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4	Limitations on Awards.

(a)

Stock Option Award Limitations. In no event shall Shares subject to Options granted to Outside Directors in the aggregate under this Plan exceed more than 35% of the total number of shares authorized for delivery under this Plan with respect to Stock Options or exceed more than 7% of such shares to any individual Outside Director pursuant to Section 5.2(a) herein. In no event shall Shares subject to Options granted to any single Employee exceed more than

25% of the total number of shares authorized for delivery under the Plan pursuant to Section 5.2(a) herein.

(b)

Vesting of Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first earned and exercisable and Restricted Stock Awards will be earned and non-forfeitable at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

(c)

Restricted Stock Award Limitations. In no event shall shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this Plan exceed more than 35% of the total number of shares authorized for delivery under this Plan with respect to Restricted Stock Awards or exceed more than 7% to any individual Outside Director pursuant to Section 5.2(b) herein. In no event shall shares subject to Restricted Stock Awards granted to any single Employee exceed more than 25% of the total number of shares authorized for delivery under the Plan pursuant to Section 5.2(b) herein.

6.5       Restricted Stock Awards. The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(a)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.
(b)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:
(1)

The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this Section 6.5, the separation of beneficial ownership and legal title through the use of any (swap( transaction is deemed to be a prohibited encumbrance.

(2)

Unless otherwise determined by the Committee, and except in the event of the Participant(s death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award shall be transferred to the Beneficiary. The designation of a Beneficiary shall not constitute a transfer.

(3)

If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(c)

Issuance of Certificates. The Committee, in its sole discretion, may permit the issuance of shares of Common Stock to be issued pursuant to a Restricted Stock Award prior to the time that such Award shall be deemed earned and non-forfeitable, with such stock certificate evidencing such shares registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a general stock power in favor of the Company duly endorsed in blank with respect to such shares. Further, each such stock certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE MSB FINANCIAL CORP. 2008 STOCK COMPENSATION AND INCENTIVE PLAN, AS AMENDED AND RESTATED, AND THE RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND MSB FINANCIAL CORP. THE PLAN AND AWARD AGREEMENT IS ON FILE IN THE OFFICE OF THE CORPORATE SECRETARY OF MSB FINANCIAL CORP.

This legend shall not be removed until such Restricted Stock Award shall be deemed earned and non-forfeitable by the Participant pursuant to the terms of the Plan and respective Award Agreement. Each certificate issued pursuant to this Section 6.5 shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(d)

Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date of grant of such Restricted Stock Award. Such dividends and other distributions shall be distributed to the holder of such Restricted Stock Award within 30 days of the payment date applicable to such distributions declared and paid with respect to the Common Stock; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease.

(e)

Voting Rights Associated with of Restricted Stock Awards. Voting rights associated with any Restricted Stock Award shall not be exercised by the Participant until certificates of Common Stock representing such Award have been issued to such Participant, and such Restricted Stock Award shall be deemed earned and non-forefeitable. Any shares of Common Stock held by the Trust prior to issuance to a Participant shall be voted by the Trustee of such Trust as directed by the Committee. Any shares of Common Stock held by Company prior to such time that the Awards are earned and non-forfeitable shall be voted by the Committee in accordance with the general stock power held by the Company applicable to such shares.

(f)

Restricted Stock Awards to Outside Directors. Notwithstanding anything herein to the contrary, the Committee may grant a Restricted Stock Award consisting of shares of Common Stock to each Outside Director of the Company. Such Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of such date of grant and an additional one-fifth following each of the next four successive years during such periods of service as a Director or Director Emeritus. Such Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director. Such Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Restricted Stock Awards may be granted to newly elected or appointed Outside Directors within the discretion of the Committee, provided that total Restricted Stock Awards granted to Outside Directors shall not exceed the limitations set forth at Section 6.4(c) herein.

7.	EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1       General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, inter alia, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

(a)

Termination of Employment. In the event that any Participant(s employment with the Company shall terminate for any reason, other than Disability or death, all of any such Participant(s Incentive Stock Options, and all of any such Participant(s rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant(s continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Statutory Stock Option. Notwithstanding anything herein to the contrary, except as otherwise detailed by the Committee at the time of grant of an Award, upon the termination of employment of a Participant who shall continue service thereafter as a Director or Director Emeritus, all previously granted Awards shall continue to be earned and non-forfeitable annually in accordance with the schedule detailed at the time of such Award, and all Stock Options shall remain exercisable during such period of service as a Director or Director Emeritus or the expiration date of such Award, if earlier.

(b)

Disability. In the event that any Participant(s employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Incentive Stock Options previously granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.Notwithstanding anything herein to the contrary, except as otherwise detailed by the Committee at the time of grant of an Award, upon the Disability of a Participant, all previously granted Awards shall become immediately earned and non-forfeitable, and all Stock Options shall remain exercisable for a period of one year following such date of Disability or the expiration date of such Award, if earlier.

(c)

Death. In the event of the death of a Participant, any Incentive Stock Options previously granted to such Participant may be exercised by the Participant's Beneficiary or the person or persons to whom the Participant(s rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant(s estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 7.1(c), any

Incentive Stock Option held by an Participant shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date. Notwithstanding anything herein to the contrary, except as otherwise detailed by the Committee at the time of grant of an Award, upon the death of a Participant, all previously granted Awards shall become immediately earned and non-forfeitable, and all Stock Options shall remain exercisable for a period of two years following such date of death or the expiration date of such Award, if earlier.

7.2       Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3       Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate(s change in status.

8.	ADJUSTMENTS IN CAPITAL STRUCTURE; ACCELERATION UPON A CHANGE IN CONTROL.

8.1       Adjustments in Capital Structure. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall proportionately adjust the Plan and the Awards thereunder in such manner, to such extent and at such times, as is necessary to preserve the benefits or potential benefits of such Awards, including:

(a)

proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2       The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3       Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock dividend, stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4       Automatic Acceleration of Awards. Unless otherwise determined by the Committee, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully earned and exercisable and remain exercisable for its remaining term, and all Restricted Stock Awards then outstanding shall be fully vested, be deemed earned and non-forfeitable and be free of restrictions.

8.5       Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options and the date that Restricted Stock Awards shall be earned and non-forfeitable with respect to previously granted Awards; provided that such action is not contrary to regulations of the Office of Thrift Supervision or other appropriate banking regulatory agency then in effect.

9.	MISCELLANEOUS PROVISIONS.

9.1       Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2       Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3       No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee(s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant(s compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4       Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. Notwithstanding the foregoing, the Company may establish a Trust in accordance with Section 10 with respect to Awards made in accordance with Section 6.5 herein.

9.5	Tax Matters; Tax Withholding.

(a)	Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

(i)

require the Participant (or the Participant(s personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(ii)

deduct from any amount otherwise payable in cash to the Participant (or the Participant(s personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

(iii)

in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

(b)

Required Notification of Section 83(b) Election. In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(c)	Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

(d)

Section 409A Matters. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A of the Code) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant's separation from service, or (ii) the Participant's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A of the Code. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A of the Code. To the extent that an Award is deemed to constitute a 409A Award, and the settlement of, or distribution of benefits thereunder of, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required in conformity with the limitations under Section 409A of the Code, as in effect at the time of such Change in Control transaction.

9.6	Effective Date, Termination and Suspension, Amendments.

(a)

Effective Date and Termination. This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company (“Approval Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(b)

Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(c)

Stockholder Approval. The Plan must be approved by a majority of votes cast by stockholders of the Company (including votes cast by MSB Financial, MHC under Nasdaq rules), by a majority of the total votes of the Company eligible to be cast (including votes eligible to be cast by MSB Financial, MHC) and by a majority of votes cast by stockholders of the Company (excluding shares voted by MSB Financial, MHC) or such other approval vote as may be required by the Office of Thrift Supervision.

(d)

Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

9.7	Governing Law; Compliance with Regulations; Construction; Severability.

(a)

Construction. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the United States and the laws of the State of New Jersey to the extent not preempted by Federal law.

(b)

Compliance with Regulations. This Plan will comply with the requirements set forth in 12 C.F.R. Section 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause the MHC to fail to qualify as a mutual holding company of the Bank under applicable federal laws or regulations.

(c)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(d)

Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(e)

Compliance with Law. Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

(f)

Necessary Approvals. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company(s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

(g)

Representations and Warranties of Participants. As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(h)

Termination for Cause. Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or an Affiliate for “cause” as defined at 12 C.F.R. Section 563.39(b)(1) as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered and deemed earned and non-forfeitable shall be forfeited by such Participant as of the date of such termination of employment or service.

(i)

Cash Payment in Lieu of Delivery of Shares. Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

(j)

Certain Regulatory Matters. In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options ~~awarded to~~then exercisable and held by executive officers or Directors of the Company or its Affiliates must ~~exercise~~be exercised within such deadlines provided for under such action or directive or such Options ~~or forfeit such Options.~~will be forfeited.

(k)

Forfeiture of Awards in Certain Circumstances. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

9.8       Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9       Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.10     Limitation on Liability. No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan, the Trust or any Awards granted. If a Director, member of the Committee or the Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney(s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

10.	TRUST ARRANGEMENT.

10.1     Activities of Trustee. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

10.2     Management of Trust. It is the intention of this Plan that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to unearned and unawarded Restricted Stock Awards, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)

To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustee or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)

To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)	To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)

To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)	To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

(f)	To employ brokers, agents, custodians, consultants and accountants.

(g)	To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)

To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

(i)	As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company any earnings of the Trust attributable to unawarded or forfeited Restricted Stock Awards.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

10.3     Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

10.4     Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to Restricted Stock Awards shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Restricted Stock Awards, or, otherwise held by the Trust or returned to the Company.

10.5     Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company or, if not so paid, then paid from the cash assets of the Trust.

10.6     Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee(s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

10.7     Term of Trust. The Trust, if established, shall remain in effect until the earlier of (i) termination by the Committee, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Trust shall not effect any Restricted Stock Award previously granted, and such Restricted Stock Award shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

10.8     Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code.

X	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	MSB FINANCIAL CORP.

With
			For	hold
ANNUAL MEETING OF STOCKHOLDERS	1.	The election as director of the nominees
NOVEMBER 9, 2009		listed with terms to expire in 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE		(except as marked to the contrary below)
BOARD OF DIRECTORS
Gary T. Jolliffe
The undersigned hereby appoints the Board of Directors of MSB		Albert N. Olsen
Financial Corp. (the “Company”), or its designee, with full powers of
substitution, to act as attorneys and proxies for the undersigned, to vote		INSTRUCTIONS: To withhold your vote for any nominee, write the
all shares of Common Stock of the Company, which the undersigned is		nominee’s name on the line provided below.
entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held at the Grain House at The Olde Mill Inn, 225 Route 202
North, Basking Ridge, New Jersey 07920, on November 9, 2009, at
2:00 p.m.and at any and all adjournments thereof, in the following manner:

			For	Against	Abstain
		2.	The ratification of the appointment
of ParenteBeard, LLC as
the Company’s independent auditor
for the fiscal year ending June 30, 2010.
			For	Against	Abstain
		3.	Approval of an amendment to the
2008 Stock Compensation and
Incentive Plan.
		4.	The transaction of such other business as may properly come before the
:			Meeting, or any adjournments thereof.

PLEASE CHECK BOX IF YOU PLAN TO
ATTEND THE MEETING.

Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.
The Board of Directors recommends a vote “FOR” each of its nominees for director and “FOR” each of the other proposals.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF
Please be sure to date and sign	Date		NO INSTURCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL
this proxy card in the box below.			BE VOTED FOR THE NOMINEES LISTED AND ALL OF THE
PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED
AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY
THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.
AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS
Sign above			OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Detach above card, sign, date and mail in postage paid envelope provided.

MSB FINANCIAL CORP.

1902 LONG HILL ROAD

MILLINGTON, NEW JERSEY 07946

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Should the above be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

[MSB FINANCIAL CORP. LETTERHEAD]

TO:	Participants in the Employee Stock Ownership Plan of Millington Savings Bank

Date:	October 8, 2009

You are a participant under the Millington Savings Bank Employee Stock Ownership Plan (the “ESOP”). Your voting instructions are being requested in connection with the shares of MSB Financial Corp. (“Company”) stock allocated to your ESOP account as of September 23, 2009, for purposes of the upcoming Annual Meeting of Stockholders of the Company. The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of MSB Financial Corp.;
2.	Ratification of the appointment of ParenteBeard, LLC as the Company’s independent auditor for the year ending June 30, 2010; and
3.	The approval of an amendment to the Company’s 2008 Stock Compensation and Incentive Plan.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company common stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009, and a ESOP Voting Instruction Form, which will permit you to vote the shares allocated to your ESOP account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed ESOP Voting Instruction Form to Registrar and Transfer Company who is tabulating the results on behalf of the ESOP Trustee. The ESOP Trustee will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received by NOVEMBER 3, 2009, the shares allocated to your account will be voted by the ESOP Trustee at the direction of the ESOP Plan Committee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP. You will receive other voting material for any shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Gary T. Jolliffe

Gary T. Jolliffe

President and Chief Executive Officer

MILLINGTON SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN
X	PLEASE MARK VOTES	VOTING INSTRUCTION FORM
	AS IN THIS EXAMPLE	MSB FINANCIAL CORP.

With
			For	hold
ANNUAL MEETING OF STOCKHOLDERS		1.	The election as director of the nominees
NOVEMBER 9, 2009			listed with terms to expire in 2012
(except as marked to the contrary below)

Gary T. Jolliffe
The undersigned hereby instructs the Trustee of the Millington			Albert N. Olsen
Savings Bank Employee Stock Ownership Plan (the “ESOP”) to
vote all shares of Common Stock of MSB Financial Corp. (the			INSTRUCTIONS: To withhold your vote for any nominee, write the
“Company”) allocated to the undersigned’s account in the ESOP at			nominee’s name on the line provided below.
the Annual Meeting of Stockholders (the “Meeting”), to be held at the Grain House at The Olde Mill Inn, 225 Route 202 North,
Basking Ridge, New Jersey 07920, on November 9, 2009,
at 2:00 p.m. and at any and all adjournments thereof, in
the following manner:
			For	Against	Abstain
		2.	The ratification of the appointment
of ParenteBeard, LLC as the
Company’s independent auditor
for the fiscal year ending June 30, 2010.

			For	Against	Abstain
		3.	Approval of an amendment to the
2008 Stock Compensation and
Incentive Plan.

		4.	The transaction of such other business as may properly come before the
Meeting, or any adjournments thereof.

The Board of Directors recommends a vote “FOR” each of its nominees for director and “FOR” each of the proposals.

If you return this ESOP Voting Instruction Form properly signed but do not otherwise indicate, shares allocated to your ESOP account will be voted by the ESOP Trustee at the direction of the ESOP Plan
Committee.

It is anticipated that, subject to its fiduciary duty, the ESOP Plan
Committee will instruct the ESOP Trustee to vote unallocated shares and
Please be sure to date and sign	Date		shares for which no voting direction is received “FOR” the above-
this voting instruction form in the box below.			listed nominees and proposals.

IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING,
THIS SIGNED VOTING INSTRUCTION FORM WILL BE VOTED BY
THE TRUSTEE IN ITS BEST JUDGMENT. AT THE PRESENT TIME,
Sign above			THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS
TO BE PRESENTED AT THE MEETING.

Detach above card, sign, date and mail in postage paid envelope provided.

MSB FINANCIAL CORP.

1902 LONG HILL ROAD

MILLINGTON, NEW JERSEY 07946

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
The undersigned acknowledges receipt from the Company prior to the execution of this Voting Instruction Form of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

[MSB FINANCIAL CORP. LETTERHEAD]

TO:	Participants in the Millington Savings Bank Savings Plan

Date:	October 8, 2009

As described in the enclosed materials, your voting instructions are being requested as a participant under the Millington Savings Bank Savings Plan (the “401(k) Plan”) in connection with an upcoming Annual Meeting of Stockholders of MSB Financial Corp. (“Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of MSB Financial Corp.;
2.	Ratification of the appointment of ParenteBeard, LLC as the Company’s independent auditor for the year ending June 30, 2010; and
3.	The approval of an amendment to the Company’s 2008 Stock Compensation and Incentive Plan.

We hope you will take advantage of the opportunity to direct the manner in which shares of Company common stock allocated to your account under the 401(k) Plan will be voted.

Enclosed with this letter are a Proxy Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009, and a 401(k) Plan Voting Instruction Form, which will permit you to vote the shares allocated to your 401(k) Plan account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing and returning the enclosed 401(k) Plan Voting Instruction Form and returning it in the enclosed self-addressed envelope to the party that is tabulating the voting instructions on behalf of the 401(k) Plan Trustees. The 401(k) Plan Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401(k) Plan are not received by NOVEMBER 3, 2009, the shares allocated to your account will be voted by the 401(k) Plan Trustees at the direction of the Company’s Board of Directors serving as the 401(k) Plan Administrator. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the 401(k) Plan. You will receive other voting material for those shares owned by you individually and not under the 401(k) Plan.

Sincerely,

/s/ Gary T. Jolliffe

Gary T. Jolliffe

President and Chief Executive Officer

MILLINGTON SAVINGS BANK SAVINGS PLAN
X	PLEASE MARK VOTES	VOTING INSTRUCTION FORM
	AS IN THIS EXAMPLE	MSB FINANCIAL CORP.

With
			For	hold
ANNUAL MEETING OF STOCKHOLDERS		1.	The election as director of the nominees
NOVEMBER 9, 2009			listed with terms to expire in 2012
(except as marked to the contrary below)

Gary T. Jolliffe
The undersigned hereby instructs the Trustees of the Millington			Albert N. Olsen
Savings Bank Savings Plan (the “401(k) Plan”), to vote all shares of
Common Stock of MSB Financial Corp. (the “Company”) allocated			INSTRUCTIONS: To withhold your vote for any nominee, write the
to the undersigned pursuant to the 401(k) Plan at the Annual			nominee’s name on the line provided below.
Meeting of Stockholders (the “Meeting”), to be held at the Grain
House at the Mill Inn, 225 Route 202 North, Basking Ridge, New
Jersey 07920, on November 9, 2009, at 2:00 p.m. and at any
and all adjournments thereof, in the following manner:

			For	Against	Abstain
		2.	The ratification of the appointment
of ParenteBeard, LLC as the
Company’s independent auditor
for the fiscal year ending June 30, 2010.
			For	Against	Abstain
		3.	Approval of an amendment to the
2008 Stock Compensation and
Incentive Plan.

		4.	The transaction of such other business as may properly come before the
Meeting, or any adjournments thereof.

If you return this Voting Instruction Form properly signed, but you do not otherwise indicate, shares allocated to your 401(k) Plan account will be voted by the Trustees at the direction of the Company’s Board of
Directors serving as the 401(k) Plan Administrator.

The Board of Directors recommends a vote “FOR” each of its nominees
Please be sure to date and sign	Date		for director and “FOR” each of the other proposals. It is anticipated that,
this proxy card in the box below.			subject to its fiduciary duty, the Company’s Board of Directors serving as
401(k) Plan Administrator will instruct the 401(k) Plan Trustee to vote shares for which no timely voting direction is received “FOR” the above-
listed nominees and proposals.

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

MSB FINANCIAL CORP.

1902 LONG HILL ROAD

MILLINGTON, NEW JERSEY 07946

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
The above signed acknowledges receipt from the Company prior to the execution of this Voting Instruction Form of a Notice of Annual Meeting of Stockholders and a Proxy Statement.